AMENDMENT TO AMENDED AND RESTATED SECURED REVOLVING CREDIT AGREEMENT

This Amendment to Amended and Restated Secured Credit Agreement (`Amendment'') is made this 25th day of April, 1995, by and between Moto Photo, Inc., a Delaware corporation (`Borrower''), and Bank One, Dayton, NA (``Bank One'').

WITNESSETH:

WHEREAS, Borrower and Bank One entered into an Amended and Restated Secured Credit Agreement dated March 28, 1994 (the `Agreement''); and WHEREAS, Borrower desires and Bank One has agreed to amend certain definitions set forth in the Agreement.

1. On page 21, delete the definitions of `Revolving Credit Commitment'' and `Revolving Credit Maturity Date'' and insert the following in their place.


`Revolving Credit Commitment'' means: (i) at all times prior to August 15, 1994, $1,500,000, (ii) at all times from August 15, 1994 through April 30, 1995, $1,000,000, and (iii) at all times from May 1, 1995 to the Revolving Credit Maturity Date, $1,500,000.00.


`Revolving Credit Maturity Date'' means April 30, 1996.

2. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes and herein deemed to be incorporated therein.
This Amendment is to be considered attached to the Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Agreement or release any owner of collateral securing the Agreement. The validity, priority and enforceability of the Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first written above.


                                     MOTO PHOTO, INC., a Delaware corporation

                                     By:   David A. Mason

                                     Its:   Executive Vice President

                                     BANK ONE, DAYTON, NA

                                     By:   Terri Meadows